UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2008

Lodgian, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14537	52-2093696
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia		30326
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	404-364-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2008, the Compensation Committee of Lodgian's Board of Directors approved a compensation arrangement with Peter T. Cyrus, the Company's Interim President and Chief Executive Officer. Mr. Cyrus will earn an annual base salary of $750,000. The salary will be paid retrocative to his date of appointment, which was January 29, 2008. At this time, Mr. Cyrus and the Company have not entered into an employment agreement and his employment will be on an at-will basis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lodgian, Inc.

February 20, 2008	By:	Daniel E. Ellis

Name: Daniel E. Ellis
Title: Senior Vice President, General Counsel & Secretary